                                                                    EXHIBIT 99.2

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial statements assume a business combination between Parametric and Computervision accounted for on a pooling of interests basis and are based on the respective historical financial statements and the notes thereto of Parametric, which have been previously filed, and of Computervision, which are incorporated by reference in this Form 8-K/A. The pro forma combined condensed balance sheet combines Parametric's September 30, 1997 audited consolidated balance sheet with Computervision's December 31, 1997 unaudited consolidated balance sheet. The pro forma statements of income combine Parametric's historical operating results for the fiscal years ended September 30, 1997, 1996 and 1995 with the corresponding Computervision historical operating results for the fiscal years ended December 31, 1997, 1996 and 1995, respectively.

     For purposes of the preparation of the unaudited pro forma combined balance sheet, merger related, debt prepayment and consolidation and integration expenses (which Parametric anticipates will be approximately $95 million on a pre-tax basis) were not included.

     The pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the Merger had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the combined company. The pro forma combined condensed financial statements do not give effect to any cost savings which may result from the integration of Parametric's and Computervision's operations.

     These pro forma combined condensed financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Parametric, which have been previously filed, and Computervision, which are incorporated by reference in this Form 8-K/A.

              Unaudited Pro Forma Combined Condensed Balance Sheet
                            As Of September 30, 1997
                             (amounts in thousands)


                                                                                           Pro forma
                                                         Parametric                  -----------------------
                                                         Technology  Computervision  Adjustments   Combined
                                                         ----------  --------------  -----------  -----------
ASSETS

Current assets:
 Cash and cash equivalents                               $  154,228  $       14,381  $            $   168,609
 Short-term investments                                     354,516              --                   354,516
 Accounts receivable, net                                   154,777          41,244                   196,021
 Other current assets                                        27,620          22,218                    49,838
                                                         ----------  --------------  -----------  -----------

  Total current assets                                      691,141          77,843                   768,984

Marketable investments                                       45,580              --                    45,580
Property and equipment, net                                  47,504           9,293                    56,797
Other assets                                                 48,198           9,645                    57,843
                                                         ----------  --------------  -----------  -----------

  Total assets                                           $  832,423  $       96,781  $            $   929,204
                                                         ==========  ==============  ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
 Notes payable and current portion of long-term debt     $       --  $       39,477  $            $    39,477
 Accounts payable                                            14,060          24,245                    38,305
 Accrued expenses                                            22,357          76,785                    99,142
 Accrued compensation, severance and related expenses        39,085          52,624                    91,709
 Deferred revenue and customer advances                      81,287          32,862                   114,149
 Income taxes                                                30,369          40,263                    70,632
                                                         ----------  --------------  -----------  -----------

  Total current liabilities                                 187,158         266,256                   453,414

Long-term debt, less current portion                             --         213,526                   213,526
Other liabilities                                               470          55,240                    55,710

Stockholders' equity (deficit):
 Preferred stock                                                 --              --                        --
 Common stock                                                 2,563             674         (557)       2,680
 Additional paid-in capital                                 251,919       1,197,656          557    1,450,132
 Other equity                                                (4,803)          6,101                     1,298
 Retained earnings (deficit)                                419,285      (1,642,672)               (1,223,387)
 Treasury stock, at cost                                    (24,169)             --                   (24,169)
                                                         ----------  --------------  -----------  -----------

   Total stockholders' equity (deficit)                     644,795        (438,241)          --      206,554
                                                         ----------  --------------  -----------  -----------

   Total liabilities and stockholders' equity (deficit)  $  832,423   $      96,781  $        --  $   929,204
                                                         ==========  ==============  ===========  ===========


See accompanying notes to Unaudited Pro Forma Combined Condensed Financial Statements

          Unaudited Pro Forma Combined Condensed Statements of Income
                 For the Fiscal Year Ended September 30, 1997
                 (amounts in thousands, except per share data)

                                                                                                Pro forma
                                                        Parametric                      -------------------------
                                                        Technology  Computervision      Adjustments    Combined
                                                        ----------  ---------------     ------------  -----------

Software revenue:
  License                                                 $591,849  $        72,777     $    (19,900) $   644,726
  Service                                                  216,947           98,221           19,900      335,068
                                                        ----------  ---------------     ------------  -----------
   Total software revenue                                  808,796          170,998                       979,794
Other services revenue                                          --           82,224                        82,224
                                                        ----------  ---------------     ------------  -----------
   Total revenue                                           808,796          253,222                     1,062,018
Cost of software revenue:
  License                                                    8,233           11,217                        19,450
  Service                                                   68,259           62,878                       131,137
Cost of other services revenue                                  --           74,807                        74,807
                                                        ----------  ---------------     ------------  -----------
   Total cost of revenue                                    76,492          148,902                       225,394
                                                        ----------  ---------------     ------------  -----------
Software gross profit:
  License                                                  583,616           61,560          (19,900)     625,276
  Service                                                  148,688           35,343           19,900      203,931
                                                        ----------  ---------------     ------------  -----------
   Total software gross profit                             732,304           96,903                       829,207
Other services gross profit                                     --            7,417                         7,417
                                                        ----------  ---------------     ------------  -----------
   Total gross profit                                      732,304          104,320                       836,624

Software operating expenses:
  Sales and marketing                                      313,785           75,072                       388,857
  Research and development                                  53,236           40,093                        93,329
  General and administrative                                38,699           22,216                        60,915
  Non-recurring software charges                                --           45,000                        45,000
Other services operating expenses                               --           12,188                        12,188
Non-recurring other services charges                            --            7,000                         7,000
                                                        ----------  ---------------     ------------  -----------
   Total operating expenses                                405,720          201,569                       607,289
                                                        ----------  ---------------     ------------  -----------
Operating income (loss):
  Software                                                 326,584          (85,478)                      241,106
  Other services                                                --          (11,771)                      (11,771)
                                                        ----------  ---------------     ------------  -----------
   Total operating income (loss)                           326,584          (97,249)                      229,335
Interest and other income (expense), net                    10,625          (34,275)                      (23,650)
                                                        ----------  ---------------     ------------  -----------
Income (loss) before income taxes                          337,209         (131,524)                      205,685
Provision for income taxes                                 118,024               --                       118,024
                                                        ----------  ---------------     ------------  -----------

Net income (loss)                                         $219,185  $      (131,524)                  $    87,661
                                                        ==========  ===============     ============  ===========

Net income (loss) per share - basic                       $   0.86  $         (2.06)                  $      0.33
                                                        ==========  ===============     ============  ===========
Net income (loss) per share - diluted                     $   0.82  $         (2.06)                  $      0.32
                                                        ==========  ===============     ============  ===========

Weighted average number of common shares outstanding       255,313           63,949          (52,873)     266,389
                                                        ==========  ===============     ============  ===========
Weighted average number of common and dilutive
common equivalent shares outstanding                       267,116           63,949          (52,873)     278,192
                                                        ==========  ===============     ============  ===========

See accompanying notes to Unaudited Pro Forma Combined Condensed Financial Statements

          Unaudited Pro Forma Combined Condensed Statements of Income
                  For the Fiscal Year Ended September 30, 1996
                 (amounts in thousands, except per share data)


                                                                                            Pro forma
                                                        Parametric                   -------------------------
                                                        Technology  Computervision   Adjustments    Combined
                                                        ----------  ---------------  ------------  -----------

Software revenue:
  License                                               $  448,699  $      191,728   $    (27,000)  $  613,427
  Service                                                  151,423         111,087         27,000      289,510
                                                        ----------  ---------------  ------------  -----------
   Total software revenue                                  600,122         302,815                     902,937
Other services revenue                                          --         174,384                     174,384
                                                        ----------  ---------------  ------------  -----------
   Total revenue                                           600,122         477,199                   1,077,321
Cost of software revenue:
  License                                                    4,642          16,382                      21,024
  Service                                                   51,812          67,748                     119,560
Cost of other services revenue                                  --         134,686                     134,686
                                                        ----------  ---------------  ------------  -----------
   Total cost of revenue                                    56,454         218,816                     275,270
                                                        ----------  ---------------  ------------  -----------

Software gross profit:
  License                                                  444,057         175,346        (27,000)     592,403
  Service                                                   99,611          43,339         27,000      169,950
                                                        ----------  ---------------  ------------  -----------
   Total software gross profit                             543,668         218,685                     762,353
Other services gross profit                                     --          39,698                      39,698
                                                        ----------  ---------------  ------------  -----------
   Total gross profit                                      543,668         258,383                     802,051

Software operating expenses:
  Sales and marketing                                      238,860          93,569                     332,429
  Research and development                                  39,476          40,144                      79,620
  General and administrative                                28,557          25,896                      54,453
  Acquisition and related costs                             32,119           3,500                      35,619
  Non-recurring software charges                                --          11,000                      11,000
Other services operating expenses                               --          24,201                      24,201
Non-recurring other services charges                            --           5,000                       5,000
                                                        ----------  ---------------  ------------  -----------
   Total operating expenses                                339,012         203,310                     542,322
                                                        ----------  ---------------  ------------  -----------
Operating income:
  Software                                                 204,656          44,576                     249,232
  Other services                                                --          10,497                      10,497
                                                        ----------  ---------------  ------------  -----------
   Total operating income                                  204,656          55,073                     259,729
Interest and other income (expense), net                    11,501         (30,806)                    (19,305)
                                                        ----------  ---------------  ------------  -----------
Income before income taxes                                 216,157          24,267                     240,424
Provision for income taxes                                  78,247           2,610                      80,857
                                                        ----------  ---------------  ------------  -----------

Net income                                              $  137,910  $       21,657                 $   159,567
                                                        ==========  ==============   ============  ===========

Net income per share - basic                            $     0.54  $         0.34                 $      0.60
                                                        ==========  ==============   ============  ===========
Net income per share - diluted                          $     0.52  $         0.33                 $      0.57
                                                        ==========  ==============   ============  ===========

Weighted average number of common shares outstanding       253,100          63,287        (52,326)     264,061
                                                        ==========  ==============   ============   ==========
Weighted average number of common and dilutive
common equivalent shares outstanding                       266,422          64,784        (53,563)     277,643
                                                        ==========  ==============   ============   ==========

See accompanying notes to Unaudited Pro Forma Combined Condensed Financial Statements

          Unaudited Pro Forma Combined Condensed Statements of Income
                 For the Fiscal Year Ended September 30, 1995
                 (amounts in thousands, except per share data)


                                                                                            Pro forma
                                                        Parametric                   -----------------------
                                                        Technology  Computervision   Adjustments   Combined
                                                        ----------  ---------------  ------------  ---------

Software revenue:
  License                                               $  288,349  $       163,716  $    (23,800) $ 428,265
  Service                                                  105,961          122,885        23,800    252,646
                                                        ----------  ---------------  ------------  ---------
   Total software revenue                                  394,310          286,601                  680,911
Other services revenue                                          --          220,473                  220,473
                                                        ----------  ---------------  ------------  ---------
   Total revenue                                           394,310          507,074                  901,384
Cost of software revenue:
  License                                                    3,348           17,181                   20,529
  Service                                                   32,970           70,704                  103,674
Cost of other services revenue                                  --          154,870                  154,870
                                                        ----------  ---------------  ------------  ---------
   Total cost of revenue                                    36,318          242,755                  279,073
                                                        ----------  ---------------  ------------  ---------
Software gross profit:
  License                                                  285,001          146,535       (23,800)   407,736
  Service                                                   72,991           52,181        23,800    148,972
                                                        ----------  ---------------  ------------  ---------
   Total software gross profit                             357,992          198,716                  556,708
Other services gross profit                                     --           65,603                   65,603
                                                        ----------  ---------------  ------------  ---------
   Total gross profit                                      357,992          264,319                  622,311

Software operating expenses:
  Sales and marketing                                      163,918           92,905                  256,823
  Research and development                                  25,591           41,533                   67,124
  General and administrative                                20,414           20,706                   41,120
  Acquisition and related costs                             29,438               --                   29,438
Other services operating expenses                               --           28,500                   28,500
                                                        ----------  ---------------  ------------  ---------
   Total operating expenses                                239,361          183,644                  423,005
                                                        ----------  ---------------  ------------  ---------
Operating income:
  Software                                                 118,631           43,572                  162,203
  Other services                                                --           37,103                   37,103
                                                        ----------  ---------------  ------------  ---------
   Total operating income                                  118,631           80,675                  199,306
Interest and other income (expense), net                     9,029          (44,924)                 (35,895)
                                                        ----------  ---------------  ------------  ---------
Income before income taxes                                 127,660           35,751                  163,411
Provision for income taxes                                  50,298            5,005                   55,303
                                                        ----------  ---------------  ------------  ---------

Net income                                              $   77,362  $        30,746                $ 108,108
                                                        ==========  ===============  ============  =========

Net income per share - basic                            $     0.31  $          0.60                $    0.42
                                                        ==========  ===============  ============  =========
Net income per share - diluted                          $     0.30  $          0.58                $    0.40
                                                        ==========  ===============  ============  =========

Weighted average number of common shares outstanding       246,050           51,143       (42,285)   254,908
                                                        ==========  ===============  ============  =========
Weighted average number of common and dilutive
common equivalent shares outstanding                       258,091           52,591       (43,482)   267,200
                                                        ==========  ===============  ============  =========

See accompanying notes to Unaudited Pro Forma Combined Condensed Financial Statements

                       PARAMETRIC TECHNOLOGY CORPORATION
     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS



1. The unaudited pro forma combined condensed financial statements of Parametric and Computervision give retroactive effect to the Merger, which is being accounted for as a pooling of interests and, as a result, such statements are presented as if the combining companies had been combined for all periods presented.

2. The pro forma combined net income per share-basic is based on the combined weighted average number of common shares outstanding of Parametric common stock and Computervision common stock for each period. The pro forma combined net income per share-diluted is based on the combined weighted average number of common and dilutive common equivalent shares of Parametric common stock and Computervision common stock for each period. This is based on the exchange ratio of 0.1732 shares of Parametric common stock (adjusted for one-for-one stock dividend referenced in Note 8 below) for each share of Computervision common stock as described in the Merger Agreement.

3. The unaudited pro forma combined condensed financial statements combine Parametric's financial statements for the fiscal years ended September 30, 1997, 1996 and 1995 with Computervision's financial statements for the fiscal years ended December 31, 1997, 1996 and 1995, respectively.

4. The unaudited pro forma combined condensed financial statements include adjustments to conform the accounting policies of Computervision with those followed by Parametric. The right to use element of maintenance fees has been reclassified to service revenue for all periods presented.

5. Parametric and Computervision estimate they will incur merger-related costs of approximately $10 million, including investment advisory fees, regulatory filing costs, legal and accounting expenses and other transaction costs. In addition, it is expected that as a result of the merger, the combined company will incur debt prepayment and consolidation and integration expenses presently estimated to be approximately $85 million on a pretax basis. All of these costs and expenses and any tax benefit relating to these costs and expenses have not been reflected as a pro forma adjustment in the pro forma combined condensed financial statements as of September 30, 1997. These amounts are preliminary estimates and subject to change. Moreover, additional unanticipated expenses may be incurred in connection with the integration of the business of the two companies.

6. Certain financial statement balances of Computervision have been reclassified to conform with the Parametric financial statement presentation.

7. As discussed in the June 29, 1997 financial statements of Computervision included with its Quarterly Report on Form 10-Q, on July 18, 1997 Computervision transferred its other services business to CVSI, Inc. and sold a majority interest in the voting securities of CVSI, Inc. to a third party. Assuming that the CVSI transaction was completed as of January 1, 1996, the pro forma results of the combined company are as follows:


                                                     Fiscal Year Ended
                                            September 30, 1997  September 30, 1996
                                            ------------------  ------------------
          Revenue                                 $979,794            $902,937
          Net income                                99,432             149,070
          Net income per share - basic                0.37                0.56
          Net income per share - diluted              0.36                0.54

8. On February 12, 1998, Parametric's Board of Directors declared a one-for-one stock dividend on all shares of common stock, which became effective on March 6, 1998 to all stockholders of record on February 27, 1998. These pro forma combined condensed financial statements and related notes have been retroactively adjusted, as appropriate, to reflect this one-for-one stock dividend.